UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2016

KUBOTA PHARMACEUTICAL HOLDINGS CO., LTD.

(Exact name of registrant as specified in its charter)

Japan	000-55133	98-1295657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4-20-3 Ebisu, Shibuya-ku

Tokyo, Japan

(Address of principal executive offices, including zip code)

+81 3-5789-5872

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Item 8.01	Other Events.

On December 6, 2016 (Japan Standard Time), Kubota Pharmaceutical Holdings Co., Ltd. (the “Company”) issued a press release announcing the listing of the shares of the Company’s common stock on the Mothers market of the Tokyo Stock Exchange. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference, except for the information set forth under the headings “3. Fiscal year end 2016 Earnings Forecast” and “4. Fiscal year end 2016 Dividend Forecast,” which information is furnished herewith.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated December 6, 2016 (Japan Standard Time).

The information set forth in Exhibit 99.1 attached hereto under the headings “3. Fiscal year end 2016 Earnings Forecast” and “4. Fiscal year end 2016 Dividend Forecast” is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUBOTA PHARMACEUTICAL HOLDINGS CO., LTD.

Date: December 6, 2016

By:	/s/ John E. Gebhart
John E. Gebhart
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated December 6, 2016 (Japan Standard Time).